UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 15, 2006

Dendreon Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30681 (Commission File Number)	22-3203193 (IRS Employer Identification No.)

3005 First Avenue Seattle, Washington (Address of Principal Executive Office)	98121 (Zip Code)
(206) 256-4545
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 5.1
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement
On November 15, 2006, Dendreon Corporation (the “Company”) entered into a Placement Agent Agreement with Credit Suisse Securities (USA) LLC and Lazard Capital Markets LLC, as joint lead placement agents, relating to the offering, issuance and sale to selected purchasers (the “Purchasers”) of 9,890,110 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share. The sale of the Shares occurred pursuant to Subscription Agreements entered into on November 15, 2006 with each of the Purchasers. On November 16, 2006, the Company issued a press release announcing the offering and sale of the Shares. The Placement Agent Agreement, form of Subscription Agreement and press release are filed as Exhibits 1.1, 10.1 and 99.1 to this Current Report on Form 8-K, respectively, and are each incorporated herein by reference.
Item 8.01 Other Events.
The Company is also filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-127521), which was previously declared effective by the Securities and Exchange Commission on October 26, 2005:
•	Opinion of Jones Day; and

•	Consent of Jones Day.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

1.1	Placement Agent Agreement, dated November 15, 2006, among the Company and Credit Suisse Securities (USA) LLC and Lazard Capital Markets LLC

5.1	Opinion of Jones Day

10.1	Form of Subscription Agreement

23.1	Consent of Jones Day (included as part of Exhibit 5.1)

99.1	Dendreon Corporation press release, dated November 16, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION
By:	/s/ Richard F. Hamm, Jr.
Richard F. Hamm, Jr.
Senior Vice President, Corporate Development, General Counsel and Secretary
Date: November 16, 2006

EXHIBIT INDEX

1.1	Placement Agent Agreement, dated November 15, 2006, among the Company and Credit Suisse Securities (USA) LLC and Lazard Capital Markets LLC

5.1	Opinion of Jones Day

10.1	Form of Subscription Agreement

23.1	Consent of Jones Day (included as part of Exhibit 5.1)

99.1	Dendreon Corporation press release, dated November 16, 2006